SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): December 9, 2004

ASHFORD HOSPITALITY TRUST, INC.

(Exact name of registrant as specified in its charter)

MARYLAND	001-31775	86-1062192
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer
Identification		Number)

14185 Dallas Parkway, Suite 1100
Dallas, Texas	75254
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (972) 490-9600

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE
ITEM 9.01. FINANCIAL STATEMTENTS AND EXHIBITS
SIGNATURE
Press Release

ITEM 7.01 REGULATION FD DISCLOSURE

On December 9, 2004, Ashford Hospitality Trust, Inc. (the “Company”) issued a press release announcing that it closed on the sale of a $10.0 million first-mortgage note receivable secured by The Hotel Teatro in Denver, Colorado, to CW Capital at par. The loan is interest only at a rate of LIBOR plus 2.8% and matures October 2006.

As expected, the Company retained a $5.0 million mezzanine note receivable on the property at an interest rate of LIBOR plus 11.35%. The loan matures in October 2006 and is interest only.

ITEM 9.01. FINANCIAL STATEMTENTS AND EXHIBITS

Exhibit
Number
99.47 Press Release of the Company dated December 9, 2004, furnished under Item 7.01, announcing the sale of a first-mortgage note receivable.

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 10, 2004

ASHFORD HOSPITALITY TRUST, INC.
By:	/s/ DAVID A. BROOKS
David A. Brooks
Chief Legal Officer